                                                                    EXHIBIT 99.5



CASE NAME:      KEVCO COMPONENTS, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40790-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
----------------------------------------          ------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                     SEPTEMBER 30, 2002
----------------------------------------          ------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
----------------------------------------          ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                     SEPTEMBER 30, 2002
----------------------------------------          ------------------------------
Printed Name of Preparer                                      Date

CASE NAME:    KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:  401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED            MONTH              MONTH
ASSETS                                                                 AMOUNT             JUL-02             AUG-02         MONTH
------                                                              ------------       ------------       ------------      -----
1.    Unrestricted Cash                                                      134                  0
2.    Restricted Cash
3.    Total Cash                                                             134                  0                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                                      0                  0                  0
9.    Total Current Assets                                                   134                  0                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                                          0                  0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)                         0                  0                  0
15.   Other (Attach List)                                             27,217,768         27,217,768         27,217,768
16.   Total Assets                                                    27,217,902         27,217,768         27,217,768

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                                         0                  0
23.   Total Post Petition Liabilities                                                             0                  0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                         75,885,064         13,945,516         13,945,516
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                            157,389,954        157,391,764        157,391,764
28.   Total Pre Petition Liabilities                                 233,275,018        171,337,280        171,337,280
29.   Total Liabilities                                              233,275,018        171,337,280        171,337,280

EQUITY

30.   Pre Petition Owners' Equity                                                      (206,057,116)      (206,057,116)
31.   Post Petition Cumulative Profit Or (Loss)                                              21,221             21,221
32.   Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                           61,916,383         61,916,383
33.   Total Equity                                                                     (144,119,512)      (144,119,512)
34.   Total Liabilities and Equity                                                       27,217,768         27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:     KEVCO COMPONENTS, INC.                           SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                 SCHEDULED                 MONTH               MONTH
ASSETS                                             AMOUNT                 JUL-02               AUG-02               MONTH
------                                          -----------            -----------          -----------          -----------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                              0                      0                    0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                   0                      0                    0

A.  Investment In Subsidiaries                   27,217,768             27,217,768           27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                    27,217,768             27,217,768           27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                           0                    0

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)             28,889,954             28,891,764           28,891,764
B.  10 3/8% Senior Sub. Notes                   105,000,000            105,000,000          105,000,000
C.  Sr. Sub. Exchangeable Notes                  23,500,000             23,500,000           23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                          157,389,954            157,391,764          157,391,764

CASE NAME:      KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 2

CASE NUMBER:    401-40790-BJH-11


INCOME STATEMENT
                                                   MONTH                  MONTH                                    QUARTER
REVENUES                                           JUL-02                 AUG-02              MONTH                 TOTAL
------                                          -----------            -----------          -----------          -----------
1.  Gross Revenues                                                                                                         0
2.  Less: Returns & Discounts                                                                                              0
3.  Net Revenue                                           0                      0                                         0

COST OF GOODS SOLD

4.  Material                                                                                                               0
5.  Direct Labor                                                                                                           0
6.  Direct Overhead                                                                                                        0
7.  Total Cost Of Goods Sold                              0                      0                                         0
8.  Gross Profit                                          0                      0                                         0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                         0
10. Selling & Marketing                                                                                                    0
11. General & Administrative                                                                                               0
12. Rent & Lease                                                                                                           0
13. Other (Attach List)                                   0                                                                0
14. Total Operating Expenses                              0                      0                                         0
15. Income Before Non-Operating
    Income & Expense                                      0                      0                                         0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                        0
17. Non-Operating Expense (Att List)                                                                                       0
18. Interest Expense                                                                                                       0
19. Depreciation / Depletion                                                                                               0
20. Amortization                                                                                                           0
21. Other (Attach List)                                                                                                    0
22. Net Other Income & Expenses                           0                      0                                         0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                      0
24. U.S. Trustee Fees                                                                                                      0
25. Other (Attach List)                                                                                                    0
26. Total Reorganization Expenses                         0                      0                                         0
27. Income Tax                                                                                                             0
28. Net Profit (Loss)                                     0                      0                                         0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:    KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:  401-40790-BJH-11


CASH RECEIPTS AND                           MONTH          MONTH                              QUARTER
DISBURSEMENTS                               JUL-02         AUG-02          MONTH               TOTAL
-----------------                           ------         ------          -----              -------
1. Cash - Beginning Of Month                    0                                                  0

RECEIPTS FROM OPERATIONS

2. Cash Sales                                   0                                                  0

COLLECTION OF ACCOUNTS RECEIVABLE

3. Pre Petition                                                                                    0
4. Post Petition                                                                                   0
5. Total Operating Receipts                     0               0                                  0

NON-OPERATING RECEIPTS

6. Loans & Advances (Attach List)                                                                  0
7. Sale of Assets                                                                                  0
8. Other (Attach List)                                                                             0
9. Total Non-Operating Receipts                 0               0                                  0
10.Total Receipts                               0               0                                  0
11.Total Cash Available                         0               0                                  0

OPERATING DISBURSEMENTS

12.Net Payroll                                                                                     0
13.Payroll Taxes Paid                                                                              0
14.Sales, Use & Other Taxes Paid                                                                   0
15.Secured / Rental / Leases                                                                       0
16.Utilities                                                                                       0
17.Insurance                                                                                       0
18.Inventory Purchases                                                                             0
19.Vehicle Expenses                                                                                0
20.Travel                                                                                          0
21.Entertainment                                                                                   0
22.Repairs & Maintenance                                                                           0
23.Supplies                                                                                        0
24.Advertising                                                                                     0
25.Other (Attach List)                                                                             0
26.Total Operating Disbursements                0               0                                  0

REORGANIZATION DISBURSEMENTS

27.Professional Fees                                                                               0
28.U.S. Trustee Fees                                                                               0
29.Other (Attach List)                                                                             0
30.Total Reorganization Expenses                0               0                                  0
31.Total Disbursements                          0               0                                  0
32.Net Cash Flow                                0               0                                  0
33.Cash - End of Month                          0               0                                  0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:  401-40790-BJH-11


                                                SCHEDULED            MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT              JUL-02              AUG-02              MONTH
-------------------------                      ----------          ----------          ----------          ----------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                           0                   0                   0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                           0                   0                   0

AGING OF POST PETITION                                         MONTH: AUGUST-02
TAXES AND PAYABLES                                                   ----------

                                   0 - 30             31 - 60             61 - 90               91 +
TAXES PAYABLE                       DAYS                DAYS                DAYS                DAYS               TOTAL
-------------                    ----------          ----------          ----------          ----------          ----------
1.  Federal                                                                                                               0
2.  State                                                                                                                 0
3.  Local                                                                                                                 0
4.  Other (Attach List)                                                                                                   0
5.  Total Taxes Payable                   0                   0                   0                   0                   0
6.  Accounts Payable                      0                   0                   0                   0                   0

                                                                MONTH: AUGUST-02
STATUS OF POST PETITION TAXES                                         ----------

                               BEGINNING TAX      AMOUNT WITHHELD                            ENDING TAX
FEDERAL                         LIABILITY *        AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                       ---------------     ---------------     ---------------     ---------------
1.  Withholding **                                                                                      0
2.  FICA - Employee **                                                                                  0
3.  FICA - Employer **                                                                                  0
4.  Unemployment                                                                                        0
5.  Income                                                                                              0
6.  Other (Attach List)                                                                                 0
7.  Total Federal Taxes                     0                   0                   0                   0

STATE AND LOCAL

8.  Withholding                                                                                         0
9.  Sales                                                                                               0
10. Excise                                                                                              0
11. Unemployment                                                                                        0
12. Real Property                                                                                       0
13. Personal Property                                                                                   0
14. Other (Attach List)                                                                                 0
15. Total State And Local                   0                   0                   0                   0
16. Total Taxes                             0                   0                   0                   0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:      KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                MONTH: AUGUST-02
                                                                      ----------

BANK RECONCILIATIONS                            Account # 1           Account # 2
--------------------                            -----------           -----------
A.  BANK:                                                                               Other Accounts
B.  ACCOUNT NUMBER:                                                                     (Attach Sheet)        TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                  0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE    TYPE OF INSTRUMENT    PURCHASE PRICE    CURRENT VALUE
---------------------------                   ----------------    ------------------    --------------    -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                            0

CASH

12. Currency On Hand                                                                                             0
13. Total Cash - End of Month                                                                                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:             KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 6

CASE NUMBER:           401-40790-BJH-11
                                                            MONTH:    AUGUST-02
                                                                  -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF                AMOUNT              TOTAL PAID
           NAME                           PAYMENT                 PAID                 TO DATE
           ----                         ------------          ------------          ------------
1
2
3
4
5.  (Attach List)
6.  Total Payments To Insiders                                      0                     0

                                  PROFESSIONALS

                                           DATE OF
                                         COURT ORDER                                          TOTAL             TOTAL
                                         AUTHORIZING        AMOUNT           AMOUNT          PAID TO          INCURRED
               NAME                        PAYMENT         APPROVED           PAID            DATE           & UNPAID *
               ----                     ------------     ------------     ------------     ------------     ------------
1
2
3
4
5.  (Attach List)
6.  Total Payments To Professionals                               0                0                0                0


            * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                               SCHEDULED              AMOUNTS                TOTAL
                                MONTHLY                PAID                 UNPAID
                               PAYMENTS               DURING                 POST
       NAME OF CREDITOR          DUE                  MONTH                PETITION
       ----------------      ------------          ------------          ------------
1.  Bank of America                     0                     0            13,945,516
2
3
4
5.  (Attach List)
6.  TOTAL                               0                     0            13,945,516

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME: KEVCO COMPONENTS, INC.                             ACCRUAL BASIS - 7

CASE NUMBER: 401-40790-BJH-11
                                                              MONTH: AUGUST-02
                                                                    ----------
QUESTIONNAIRE


                                                                                             YES               NO
                                                                                             ---               --

1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                                           X
2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                                       X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                                          X
4.    Have any payments been made on Pre Petition Liabilities this reporting
      period?                                                                                                   X
5.    Have any Post Petition Loans been received by the debtor from any party?                                  X
6.    Are any Post Petition Payroll Taxes past due?                                                             X
7.    Are any Post Petition State or Federal Income Taxes past due?                                             X
8.    Are any Post Petition Real Estate Taxes past due?                                                         X
9.    Are any other Post Petition Taxes past due?                                                               X
10.   Are any amounts owed to Post Petition creditors delinquent?                                               X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                        X
12.   Are any wage payments past due?                                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                             YES               NO
1.    Are Worker's Compensation, General Liability and other necessary insurance
      coverages in effect?                                                                    X
2.    Are all premium payments paid current?                                                  X
3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                      CARRIER                  PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
 --------------                      -------               --------------------      --------------------------
General Liability              Aon Risk Services              3/1/02-9/1/02            Semi-Annual   $98,598
D&O Liability                  Great American Insurance    11/1/2001-10/31/2004        Annual        $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:      KEVCO COMPONENTS, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40790-BJH-11                               ACCRUAL BASIS

                                                               MONTH: AUGUST-02
                                                                     ----------

   ACCRUAL
    BASIS
    FORM
   NUMBER          LINE NUMBER                  FOOTNOTE / EXPLANATION
   ------          -----------                  ----------------------
      1                24       The direct charges to equity are due to the secured
      1                32       debt reductions pursuant to sales of Kevco
                                Manufacturing L.P.'s operating divisions, the sale of
                                the South Region of Kevco Distribution LP, as well as
                                direct cash payments. The secured debt owed to Bank of
                                America by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                                been guaranteed by all of its co-debtors (See Footnote
                                1,27A); therefore, the secured debt is reflected as a
                                liability on all of the Kevco entities. The charge to
                                equity is simply an adjustment to the balance sheet.

      1                27A      Intercompany payables are to co-debtors Kevco
                                Management Co. (Case No. 401-40788-BJH-11), Kevco
                                Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                                Holding, Inc. (Case No. 401-40785-BJH-11), Kevco, Inc.
                                (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                401-40786-BJH-11), and DCM Delaware, Inc. (Case No.
                                401-40787-BJH-11).